CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY
    WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUESTS FOR
                             CONFIDENTIAL TREATMENT

                         CORPORATE AGREEMENT NO. 92-019

                                 by and between

                            TOREX SEMICONDUCTOR LTD.

                                       and

                       NATIONAL SEMICONDUCTOR CORPORATION

This Agreement is made and entered into the 20th day of February, 1992, by and between National Semiconductor Corporation, with its principal place of business at 2900 Semiconductor Drive, Santa Clara, California (hereinafter referred to as "NSC"), and Torex Semiconductor Ltd., with its principal place of business at 3833 Kinoko, lbara, Okayama 715, Japan, (hereinafter referred to as "SELLER"). NSC and SELLER may be referred to herein as a PARTY or the PARTIES, as the case may require.

1. SCOPE

The purpose of this Agreement is to establish the terms and conditions under which SELLER will sell to NSC Discrete Semiconductor dice and/or wafers and will consider the purchase of other semiconductor materials and piece parts "Products". This Agreement does not constitute an order. NSC Purchase Orders will be required to purchase any Products from SELLER.

2. SPECIFICATIONS

SELLER shall manufacture and supply all Products listed on Attachment I and, for those Products, SELLER shall meet all specifications established in Attachment
II. As newer and more advanced designs and materials are developed by SELLER that improve the performance or cost effectiveness of the Products, SELLER shall so advise NSC in writing and, upon NSC's written agreement, the specifications established in Attachment II may be amended.

NSC retains the right to make changes in the specifications that may be required by changes in the marketplace or to effect improvements in the Products. In the event this right is exercised by NSC, the direction shall be in writing by the Product Line Director and/or the Director of

Purchasing. SELLER shall take immediate action to incorporate such changes in the Products as soon as possible. It such changes are directed, price(s) and time of performance may be equitably adjusted.

3. TERM.

The term of this Agreement shall be effective as of the first delivery of qualified product per NSC's Qualification Notices under this Agreement (____________, 1992) and shall continue thereafter for a period of three (3) years, followed by a two (2) year renewal period with price renegotiation, unless terminated earlier as otherwise provided herein. After the initial five year term (three years with fixed price plus two years with renegotiated price), the Agreement shall be automatically renewed for additional two year periods with price renegotiation unless either PARTY gives at least 90 days written notice of its intent to cancel. Conditions for price renegotiation are found in Paragraph 4, Price and Payment.

Except as otherwise provided in this Agreement, upon termination of this Agreement, the PARTIES shall complete performance of all purchase orders issued and released prior to the effective date of termination, but this involuntary period of purchase order completion is limited to 6 months, maximum, from date of termination.

4. PRICE AND PAYMENT.

SELLER shall sell the products listed in Attachment I to NSC at the prices specified therein.

Prices are firm (BASE PRICES) for a period of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]as listed on Attachment I. Prices in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]will be renegotiated [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]prior to the end of the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]year.

In the renegotiation, both PARTIES shall come together and negotiate necessary price adjustments by taking into consideration all factors that may have impact on the benefits of either PARTY. Examples of potential factors include, U.S. Dollar/Yen exchange rate, material costs and results of continuous improvement programs.

The PARTIES agree to bring this information forward into the negotiation and in good faith make any necessary price adjustments that will be consistent with our goal to nurture the benefits of this relationship for both PARTIES.

Both PARTIES shall agree upon price for years [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]no later than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]prior to the beginning [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. If price agreement cannot be made between the two PARTIES for the remaining two year period of the Agreement, then this Agreement will terminate per the terms of Section 3 and Section 22 of this Agreement.

Payment Terms: [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

All invoices shall identify the purchase order number, vendor number, NSC part number, blanket order line and release number, item description and quantity. Multiple purchase order numbers or release numbers cannot he combined on the same invoice.

Invoices will be sent to the accounting offices specified on each purchase order.

5. QUANTITIES

Quantities indicated on Attachment I are a portion of the total quantities anticipated to be required based upon NSC plans as of the date of negotiations. These quantities are subject to change based upon changing economic conditions.

As market conditions change such that NSC's sales plans are reduced or increased in total, quantities procured under this Agreement will adjusted upward or downward in accordance with the proportion that the original Agreement quantity represents. Any additional materials or Products purchased from SELLER during the term of the Agreement which reference this Agreement will be subject to the terms and conditions of this Agreement.

Minimum electrical yield for diodes and transistors are stated on Attachment I.

6. ORDERS

Specific Purchase orders for Products purchased under this Agreement will be issued by NSC. Order(s) will reference this Agreement, identify quantity ordered, specify delivery point(s) and provide an order number of billing purposes.

7. SCHEDULING

No later than one week before each NSC fiscal accounting period begins (each period is 4 or 5 weeks), NSC shall provide SELLER with a rolling forecast per NSC fiscal year calendar (attached). The period based forecast will commit for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], with a firm quantity commitment for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION]rolling and a firm quantity by device commitment for [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]rolling on a firm weekly requirements basis. SELLER shall confirm acceptance of the forecast within 5 working days of receipt.

Within the guidelines of the firm forecasting commitments set forth above, NSC may without cost or liability, reschedule delivery or cancel any product upon at least 5 weeks notice prior to the originally agreed scheduled delivery date.

8. LEADTIMES

SELLER agrees that leadtime on new orders shall not exceed [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], ex-factory, for the initial order.

9. ADDITIONAL SERVICES

OFFICE SERVICES: In the event that business levels require additional support from NSC, it may be necessary from time to time for NSC, with SELLER's consent, to place several employees at SELLER's manufacturing location to coordinate various functions such Quality Control, Scheduling, or Engineering Liaison.

PROGRESS REVIEW: With SELLER's consent, NSC, shall have the right to enter SELLER's premises during reasonable hours and on reasonable notice to inspect the premises and to determine compliance with all requirements of the Agreement.

CUSTOMER SUPPORT: If requested by NSC SELLER will support discussions with NSC customers or potential customers only if accompanied by NSC personnel and will admit such customers to SELLER's manufacturing facilities for such purposes as quality audits, engineering development and other special requests.

PRODUCT DEVELOPMENT: Both PARTIES agree to use best efforts to develop, design and manufacture such new products as required to meet NSC customer requests.

QUALIFICATION: See Attachment IV.

PACK SPECIFICATION: Bulk package carton box and transmission order entry - see Attachment V.

10. TECHNOLOGICAL/ECONOMIC OBSOLESCENCE

NSC reserves the right to reduce estimated quantities or to substitute new products for those contained in Attachment I in the event that similar new materials or products offering a superior technological or economic advantage become generally available during the term of this

Agreement.

SELLER shall be given a mutually agreed reasonable amount of time to match such new material or products.

11. WARRANTIES

SELLER warrants that all products manufactured by SELLER and sold to NSC under this Agreement shall, for a period of 12 months after delivery to NSC specified in Section 8, be free from defects in workmanship and materials and meet and conform to the specifications specified in Attachment II to the Agreement or such other specifications as may be agreed to from time to time as evidenced by written agreement signed by the PARTIES. SELLER further warrants that the Products are of merchantable quality and are fit and suitable for the purpose agreed upon by both PARTIES. These warranties are in addition to all other warranties, express or implied, and shall survive delivery, inspection, acceptance or payment by NSC and shall run to NSC, its successors, assigns, customers and users of the products.

Any changes or waivers of any of the accepted specifications must be approved in advance in writing by NSC and SELLER. Any SELLER invoice for SELLER products implementing a change in the applicable specifications made by SELLER without the advance written approval of NSC will not be authorized for payment and will be subject to rejection.

All products sold by SELLER under this Agreement shall have lot number traceability. A "lot" is defined as wafers manufactured in one homogenous diffusion run.

In the event that NSC finds the products delivered do not meet the warranties specified herein or are defective, NSC shall notify SELLER in writing of the claims. SELLER shall have the right to confirm the defects. If SELLER accepts the claims NSC may, at its sole discretion, (i) require SELLER to promptly correct, at no cost to NSC, any defective or non-conforming Products by repair or replacement at a location specified by NSC; or (ii) return such defective or non-conforming Products at SELLER's expense to SELLER and recover from SELLER the price thereof.

12. PROCESS CHANGES

After SELLER's process(es) for fabricating Products sold under this Agreement has been qualified by NSC, that process(es) shall remain unchanged. Attachment III specifies the base line process(es) (manufacturing configuration) which can only be changed by following the procedures set forth in this Section. In addition, SELLER shall follow the procedures and rules set forth in Attachment IV to ensure the reliability of the Products sold by NSC under this Agreement. SELLER's conformity to the qualified processes is intended to ensure that SELLER satisfies the intent of Section 2 of NSC SOP-3-273, a copy of which has been provided to SELLER for reference purposes. Process changes proposed by SELLER or required by NSC to remedy reliability problems shall be implemented as follows:

a) SELLER will provide NSC with written notice of the proposed process change, accompanied by appropriate data to support the change.

b) NSC will have ten (10) working days to accept or reject the proposed change in writing.

c) If NSC accepts the proposed change, the modified process shall become the qualified base line process and SELLER shall, through lot traceability, identify the Products processed under the modified process, with NSC having the right at its sole discretion to require requalification of SELLER Product where there has been a major process change.

d) If NSC rejects the proposed change or fails to respond to a change proposed by SELLER within the said ten (10) working days, NSC is deemed to have rejected a process change, and SELLER shall continue to manufacture for NSC hereunder using the original qualified base line process.

e) In the event of unacceptable yields and/or other reliability problems, SELLER accepts the responsibility to implement process changes that are acceptable to NSC (and approved by NSC), and believed by NSC and SELLER to be able to remedy the unacceptable yields and/or the reliability problem. SELLER agrees to target a 30 day maximum time to achieve the needed changes.

13. NSC SUGGESTIONS AND APPROVALS

In the event that NSC makes any written ECN/PCN type change suggestions to SELLER concerning specifications, designs, drawings, features, or the like with respect to products covered by this Agreement, SELLER will not be relieved of any of its obligations under the Agreement unless SELLER notifies NSC in writing that implementation of said suggestions render it impossible for SELLER to comply with its obligations hereunder. Both PARTIES agree that any and all change requests shall be acted upon by SELLER only if such suggested change is in writing and cost impacts have been evaluated.

When NSC makes a written change request and such request is accepted by SELLER in writing, such change is assumed to be a written amendment to this Agreement, executed by both PARTIES. Any cost impact will be negotiated and agreed to by both Parties prior to implementation of such change.

NSC's apparent approval of any specification, design, drawing, or the like submitted by SELLER shall not relieve SELLER of any of SELLER's obligations hereunder unless such relieved obligation has been covered by a written amendment to this Agreement executed by both PARTIES. Such written amendment shall include agreement on price impact, if any.

14. ACCEPTANCE

All Products delivered by SELLER, specified in Section 8, shall be inspected by NSC within a reasonable time after delivery. If NSC has not rejected a delivered Product lot in writing within 20 working days after receipt of the Product by an NSC Using Location, then such lot shall be deemed to have been accepted by NSC.

NSC may, at its option, reject part or all of any shipment delivered by SELLER under this Agreement, if both PARTIES agree that the Products fail to meet the applicable specifications. To ensure an orderly handling of Products rejected by NSC, NSC shall request and SELLER shall issue an RMA before Products are returned to SELLER for credit.

All rejected Products pursuant to this section will be shipped to SELLER after receipt of RMA by NSC, freight collect.

15. CONFIDENTIALITY

Either PARTY agrees that certain information furnished to it by the other PARTY under this Agreement, which if furnished in writing or other tangible form and marked as being confidential, or if orally or visually disclosed is then reduced to writing and identified as being confidential and such writing is provided to the receiving PARTY within thirty (30) days after such oral or visual disclosure, shall be considered to be the Confidential Information of the transferring PARTY. The receiving PARTY agrees that it will maintain the Confidential Information of the transferring PARTY in strict confidence utilizing at least the same degree of care utilized by the receiving PARTY to protect its own Confidential Information of similar nature and will not reproduce the transferring PARTY's Confidential Information or disclose it to any third party or to employees not having a need to know.

SELLER shall have the right to use the NSC Confidential information disclosed or transferred hereunder only at its facility in lbara, Okayama, Japan, and only for the purpose of manufacturing products of the types listed in Attachment I for delivery only to NSC pursuant to this Agreement.

The obligations of confidence and use set forth in this Section 15 shall impose no obligation upon the receiving PARTY with respect to any Confidential Information which:

a)    is now, or subsequently becomes generally known or available; or

b) can be shown by receiving PARTY to have been in its possession prior to receipt of same from the transferring PARTY; or

c) is subsequently rightfully furnished to the receiving PARTY by a third party without restriction on disclosure; or

d) is furnished by the disclosing PARTY to a third party without a restriction on disclosure; or

e) is independently developed by the receiving PARTY provided the person or persons developing same have not had access to the Confidential Information of the transferring PARTY.

SELLER acknowledges that SELLER understands and agrees that it is expressly prohibited from revealing to any third party that SELLER is conducting business or discussions related to this Agreement, or the terms and conditions hereof, without the prior written approval of NSC.

The obligations set forth in this Section 15 shall survive the termination of this Agreement by two years.

All Confidential Information of a PARTY in the possession of the other PARTY disclosed or transferred under this Agreement shall be returned within thirty
(30) days after the expiration or earlier termination of this Agreement.

16. TECHNICAL SUPPORT AND DEVELOPMENTS

NSC agrees to provide reasonable technical support at NSC's expense to SELLER, in lbara, Japan, to assist SELLER in meeting NSC's specifications.

SELLER agrees to provide reasonable technical support at SELLER'S expense to assist NSC on yield, reliability and packaging issues related to SELLER's products as produced for NSC, such technical support being made available in Cebu, Philippines and in Santa Clara, USA.

17. INDEMNIFICATION AND LIMITATION OF LIABILITY

SELLER shall at all times indemnify and hold harmless NSC, its agents and employees against all suits, claims, liabilities, damages, losses, costs or other expenses, including attorneys' fees, relating to injuries or damages alleged to have resulted from SELLER's negligence or any defective Product supplied under this Agreement. SELLER will have no such obligation to the extent that any such injury or damage is due solely and directly to NSC's negligence.

NSC shall at all times indemnify and hold harmless SELLER, its agents and employees against all suits, claims, liabilities, damages, losses, costs or other expenses, including attorneys' fees, relating to injuries or damages alleged to have resulted from NSC's negligence or NSC's handling or selling of any Product delivered to NSC by SELLER. NSC will have no such obligation to the extent that any such injury or damage is due solely and directly to SELLER's negligence.

SELLER hereby agrees to indemnify NSC against and save it harmless from all liability, claims or demands made by any of SELLER's officers or employees (including former officers or employees) on account of or by reason of or growing out of the performance of this Agreement.

NSC hereby agrees to indemnify SELLER against and save it harmless from all liability, claims or demands made by any of NSC's officers or employees (including former officers or employees) on account of or by reason of or growing out of the performance of this Agreement. NSC shall not be liable to SELLER for any cancellation penalties, excluding ones resulting from cancellation of firm order Work In Process charges, or any other amounts to compensate SELLER for lost profits or opportunities, so long as NSC pays for accepted Products from SELLER at the prices, in quantities and under terms that are consistent with this Agreement.

Except as otherwise specifically provided in this Agreement, neither PARTY shall be liable for any incidental or consequential damages arising out of said PARTY's performance or non-performance of this Agreement.

18. INDEPENDENT CONTRACTORS

SELLER is deemed to be at all times an independent contractor for all purposes and agrees to carry all worker's compensation and other insurance necessary under Japanese laws and accepts exclusive liability for all payroll taxes or contributions imposed by Japanese laws with respect to its officers and employees.

19. NSC'S PURCHASE ORDER

The terms and conditions of NSC's purchase orders issued and released pursuant to this Agreement shall be a part hereof. In the event there is a conflict between the terms and conditions of NSC's purchase order and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail.

20. FORCE MAJEURE

Neither PARTY shall be liable for any inability to comply with the provisions of this Agreement due to causes reasonably beyond its control. These causes shall include, but are not limited to, fire, flood, earthquake, explosion, accident, acts of public enemy, war, labor disputes, transportation, embargoes, or failures or delays in transportation, acts of God, acts of any government, or any agency or department thereof or judicial action. The PARTY whose performance is affected by such a cause shall promptly notify the other PARTY hereto of such impossibility of performance. If such nonperformance continues in effect for more than ninety (90) days, the other PARTY may, at its option, terminate this Agreement without further cause or liability. Otherwise, this Agreement shall continue in full force and effect for the remainder of its term upon cessation of such event of force majeure.

21. ASSIGNMENT

Neither PARTY may assign its rights or obligations under this Agreement without the prior written consent of the other PARTY and any attempted assignment will be void.

22. TERMINATION

Either PARTY may terminate this Agreement immediately in the event that either PARTY is the subject of a petition filed in Bankruptcy court of the United States or Japan, whether voluntary or involuntary, if a Receiver or Trustee is appointed for all or a substantial portion of the assets of either PARTY, or if either PARTY makes an assignment for the benefit of its creditors.

23. PARAGRAPH TITLES

The paragraph titles herein are intended for convenience only and shall not be construed to alter either PARTIES' obligations or rights as otherwise set forth herein.

24. EXPORT CONTROL

Each PARTY represents and warrants to the other PARTY that unless such prior authorization is obtained from the United States Government, such PARTY shall not knowingly:

a) Export or re-export, directly or indirectly, any technical data (as defined in Part 379 of the Export Administration Regulations of the United States Department of Commerce) received from the other PARTY hereunder; or

b) Disclose such technical data for use in export or re-export directly or indirectly, any direct product of such technical data, to any destination or country to which the export or re-export or release of technical data or export or said re-export of products of technical data is prohibited by the laws or regulations of the United States. These assurances are furnished by each PARTY in compliance with Part 379 (Technical Data) of the Export Administration Regulations of the United States Department of Commerce.

25. GOVERNING LAW AND ARBITRATION

All disputes arising in connection with this Agreement shall be settled amicably through good faith negotiations In the event no agreement can be reached, all disputes shall be submitted to arbitration in San Jose, California before and under the rules of the American Arbitration Association. The arbitrator's decision shall be final, conclusive, and binding, and judgment on any arbitration award or decision may be entered in any court of competent jurisdiction.

The PARTIES agree that after arbitration the State of California shall have jurisdiction to determine the validity, construction and performance of this Agreement and the legal relations between the PARTIES. All disputes are subject to venue of the State (Santa Clara County) and Federal (Northern District of California) courts in California, and the PARTIES consent to the personal and exclusive jurisdiction and venue of those courts.

26. BINDING, EFFECT

This Agreement shall inure to the benefit of and be binding upon the PARTIES hereto and their subsidiaries, successors and assigns.

27. ENTIRE AGREEMENT

This Agreement, including all other documents incorporated by reference and those attached hereto as Attachments, expresses the entire understanding of the PARTIES hereto and cancels and supersedes any previous agreements, understandings or representations between the PARTIES relating to the subject matter hereof. This Agreement may not be modified except in a writing signed by an authorized officer or representative of each PARTY.

28. SEVERABILITY

If any provision of this Agreement is held invalid, the remaining provisions shall remain valid and in force, unless such invalidity would frustrate the purpose of this Agreement.

29. NOTICES

Any notice to be given under this Agreement shall be in writing and shall be sent to the appropriate PARTY at the address first stated in this Agreement, or to such other address as a PARTY may later designate in writing to the other. Notices shall be deemed to have been adequately sent and delivered when received by the appropriate PARTY, after having been deposited in the mail (registered or certified), postage prepaid.

30. PUBLICITY

Neither PARTY shall publicize or otherwise disclose the terms of this Agreement without the prior written approval of the other PARTY, which approval shall not be unreasonably withheld.

31. WAIVER

No failure or delay on the part of either PARTY in the exercise of any power, right or Privilege arising hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

NATIONAL SEMICONDUCTOR CORPORATION        TOREX SEMICONDUCTOR LTD.


/s/                            3/12/92    /s/                            3.20/92
--------------------------------------    --------------------------------------
Signature                         Date    Signature                         Date


Thomas P. Welch-Director of Technology    Makatsu Uchiyama-Managing Director
--------------------------------------    --------------------------------------
Name (Printed)                   Title    Name (Printed)                   Title

/s/                            3/12/92    /s/
--------------------------------------    --------------------------------------
Approved By                       Date    Approved By                       Date


R.E. Belcher-Discrete Division            Hiroshi Norigo-President
--------------------------------------    --------------------------------------
Name (Printed)                   Title    Name (Printed)                   Title

                                LETTER OF INTENT

THIS LETTER OF INTENT is dated _______________ of August, 1991, by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware Corporation, having a principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 (hereinafter "NSC") and THINK-O ELECTRIC COMPANY, a Japanese corporation, having a principal place of business at 150 Kinoko, Ibara-City, Okayama, 715 Japan (hereinafter "TEC"). NSC and/or TEC may be referred to herein as a "party" or the "parties" as the case may require.

                                   WITNESSETH:

      WHEREAS, NSC and TEC have entered into preliminary discussions concerning the creation of a business relationship between the parties; and

      WHEREAS, NSC and TEC desire to record and memorialize the substance of those discussions in order to construct a framework from which a final binding agreement can be negotiated.

      NOW, THEREFORE, in furtherance of the premises the parties hereto set forth the following:

1. NSC shall purchase discrete semiconductor dice and/or wafers, and will consider the purchase of other semiconductor materials and piece parts, from TEC on a preferred supplier basis.

2. TEC shall supply such materials to NSC as a preferred customer with special pricing and guaranteed production capacity.

3. Should TEC discrete semiconductors be successfully qualified by NSC and should the parties agree on price, quality, delivery and other terms and conditions of sale, then NSC shall agree to commence purchasing a minimum of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]wafers, or dice equivalent, per [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]from TEC. Since the parties acknowledge that NSC requirements for discrete semiconductors may increase during the [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

      COMMISSION]period following the signing of a final agreement by the parties, TEC agrees that it shall, at NSC's request, make available to NSC up to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]discrete semiconductor wafers per [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Depending upon TEC performance and semiconductor market conditions, the parties agree that this schedule can be extended and that the quantity of wafers to be delivered thereunder can be increased up to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]or more per month.

4. The parties agree to cooperate and take all reasonable steps necessary to resolve any problems that may arise with regard to performance, price, quality or delivery.

5.    The initial prices to NSC for TEC wafers shall be follows:

                                                                       Bias
 Combined Total                                          Finished    Resistor
  Wafers/Month      Diodes       Zeners      Trans.       Trans.      Trans.
  ------------      ------       ------      ------       ------      ------

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                             EXCHANGE COMMISSION]

      Diode and zener prices do not include front bump or back metal. Transistor prices do not include back metal, but shall sample probing. All prices include production masks and incidental tooling expenses. NSC shall supply mask masters. The listed prices are also based on yields of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]percent for diodes and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]percent for transistors.

6. Initial deliveries by TEC shall be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]after receipt of order. Following deliveries will be based upon a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]rolling forecast supplied by NSC and updated monthly.

7. The parties agree to review pricing [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

8. This Letter of Intent shall not be a binding commitment upon either party, but shall instead serve as a basis for good faith negotiations between NSC and TEC leading to a final binding contract. The parties agree to strive to execute such a contract not later than September 30, 1991.

9. The final contract shall be administered on behalf of TEC by Torex Semiconductor LTD., TEC's international operations management company.

10. Neither party shall publicize or otherwise disclose the terms of this relationship, this Letter of Intent, or the final agreement, without the prior written approval of the other party.

            IN WITNESS WHEREOF, the parties have had this Letter of Intent executed by their respective authorized officers on the day and date first written above.

THINK-O ELECTRIC COMPANY                NATIONAL SEMICONDUCTOR CORPORATION


By: /s/                                 By: /s/
    -----------------------------           ------------------------------

Title:                                  Title
     ----------------------------           ------------------------------

                                  ATTACHMENT II


                            ELECTRICAL SPECIFICATIONS

1.0 SCOPE:  This covers all diodes made by Torex Semiconductor Ltd for the
            National Semiconductor Corporation Discrete facility in Cebu, Philippines.

2.0 PAPERWORK

      2.1 The paperwork sent with the run should state the device, its revision letter, the lot number and quantity of wafers being shipped.

      2.2 The test results of wafers in the lot tested at Torex's sample test should be included in the shipment with the run.

3.0 SAMPLING PLAN

      3.1 Oxide thickness (section 4.1) should be measured on 20% of the lot to verify it is within spec.

      3.2 The Gross Visual Inspection (section 4.2) should be done on all of the wafers in the lot.

      3.3 The Fine Visual Inspection (section 4.3) should be done on 20% of the wafers in the lot.

            3.3.1 Inspect five (5) spots per wafer, five (5) die per spot. (see
                  Figure 1)

            3.3.2 Accept/Reject Criteria

                  If one or more die in a spot is rejected, then the spot is rejected.

                  If 3 or more spots are rejected, then the wafer is rejected.

                  If the total number of spots rejected exceeds the number of wafers inspected, the lot is rejected.

4.0 VISUAL INSPECTION CRITERIA

            This inspection does not include the outer 1/8 inch area from the edge of the wafer.

      4.1   Oxide Thickness

            All diodes should have an oxide thickness greater then 6500
            Angstroms.

4.2   Gross Visual Criteria

      4.2.1 Fringing

            The wafer surface should not show more then two distinct fringes of color. This would indicate a possible overetch or passivation problem.

      4.2.2 Contamination

            Foreign material, pits, voids or stains on the wafer surface is rejectable.

      4.2.3 Discoloration

            Any abnormal coloration on the frontside of the wafer is rejectable.

      4.2.4 Warpage

            Any warpage that makes it impossible to mount the wafer on a flat surface is rejectable.

      4.2.5 Scratches

            Any wafer showing a scratch that is greater then 2 inches in length on the front of the wafer is rejectable.

      4.2.6 Broken Wafers

            Only whole wafer or a wafer with a piece missing from the edge of the wafer that is less then the length of the major flat is shippable.

      4.2.7 Mixing

            Wafers of different device types can not be shipped in the same container.

4.3 Fine Visual Criteria - done at 100X magnification

      4.3.1 Misalignment

            The contact mask should be 100% within the 2nd mask. (see Figure 2)

            75% of the contact window should be covered by metal. (see Figure 3)

      4.3.3 Mask/Oxide Reject

            No more then 10% of the space between the contact and the junction can be etched away. (see Figure 4)

      4.3.4 Nitride in Contact Area

            No residual nitride should be left in the contact opening.

      4.3.5 Pinholes

            Any pinholes in the active area starting from the PCCO is rejectable.

      4.3.6 Cracks

            Any cracks that touches the inner boundary of the PCCO on the die is rejectable.

      4.3.7 Other

            Any area with a defect other then those defined above including evidence of damage, improper or non-standard processing shall be held at Torex for review with Cebu and/or SC engineering for disposition prior to shipment.

                                    [ CHART ]

      5 spots per wafer
      5 die per spot

                                   [ FIGURES ]

         Accept             Accept             Reject             Reject

Figure 2 - METAL COVERAGE FOR 1EB; 1HB, 1LB, 1PC, 1TB
-----------------------------------------------------


                                   [ FIGURES ]


         Accept                      Accept                      Reject
      100% coverage               75% coverage                 Less then
                                                               coverage

FIGURE 3 - MASK/DIODES DEFECTS
------------------------------


                  PCCO              [   FIGURE   ]            [   FIGURE   ]
              Contact Area
                Junction
            Depletion Region                                     Defect

1.0 SCOPE:        This covers all transistors made by Torex Semiconductor
                  Ltd for the National Semiconductor Discrete facility in Cebu, Philippines.

2.0 PAPERWORK:

      2.1 The paperwork sent with the run should state the device, its revision letter, the HFE bin target, the lot number and the quantity of wafers being shipped.

      2.2 The sample test results of the lot should be included in the shipment with the lot.

3.0 SAMPLING PLAN

      3.1 Inspect all of the wafers in the lot for Gross and Fine defects as defined in sections 4.1 and 4.2.

      3.2   For the Fine Visual Inspection, the sampling plan is:

            5 areas per wafer, 21 die per area
            Accept/Reject           =     1/2
            Quality level           =     5% LTPD

4.0 VISUAL INSPECTION CRITERIA

            This inspection does not include the outer 1/8 inch area from the edge of the wafer.

      4.1   Gross Visual Criteria - done with the unaided eye

            4.1.1 Contamination

                  Foreign material, pits, voids or stains on the wafer surface is rejectable.

            4.1.2 Discoloration

                  Any abnormal coloration on the frontside of the wafer is rejectable.

            4.1.3 Warpage

                  Any warpage that makes it impossible to mount the wafer on a flat surface is rejectable.

                                                          PG 2/5 - TRANSISTORS

            4.1.4 Scratches

                  Any wafer showing a scratch that is greater then 2 inches in length on the front of the wafer is rejectable.

            4.1.5 Broken Wafers

                  Only whole wafer or a wafer with a piece missing from the edge of the wafer that is less then the length of the major flat is shippable.

            4.1.6 Mixing

                  Wafers of different devices types can not be shipped in the same container.

      4.2   Fine Visual Criteria - done at 100X magnification

            4.2.1 Oxide Rejects

                  4.2.1.1 The absence of oxide which allows the connection of metal to an area not designated by design.

                  4.2.1.2 The contact oxide cut is not continuous or has been reduced by more than 50% of its intended design.

                  4.2.1.3 Pinholes or voids which expose silicon in the active area of the die.

                  4.2.1.4 Any irregular shapes, fingers, spikes, etc on the
                          diffusion line which depart from the design by more then 50% of the distance to the next diffusion is rejectable.

                  4.2.1.5 Any continuous multiple spike that is
                          representative by a corrugated diffusion line is rejectable.

            4.2.2 Masking Rejects

                  4.2.2.1 More then 50% of the design contact cut is not covered by metal and is exposing silicon.

                  4.2.2.2 Any fault that reduces the designed diffusion opening by more than 50%.

                  4.2.2.3 Contact oxide cut criterion:

                          For overlay devices: Pr 21M, 22P, 23U, 25P, 42P, 43W, 47J, 49I, 65L, 66R, 75H

                          The edge of the contact cut must not be coincident with the diffusion line.

                        For non-overlay devices: Pr 05R/S, 06F, 07U, 10K, 1If, 12R, 13N, 16J, 19T/U, 28C, 36M, 37J, 38J, 39J, 61H, 62M,
                        63W, 67M, 68K, 69M, 70J, 74L, 76K, 77J, 79L, 4PP, 4QJ,
                        5PJ, 5QL

                              Any masking misalignment which reduces the distance between the contact oxide cut and the diffusion line to less than 50% of the designed separation is rejectable.

            4.2.3 Metallization Rejects

                  4.2.3.1 Scratches in the metal which reduce the width and/or length of the metal by greater then 25% of the designed dimension is rejectable.

                  4.2.3.2 EQ Rings which are scratched are damaged such that the metal is not continuous from point to point is rejectable.

                  4.2.3.3 The designed separation of any two metallizations has been reduced by more than 50%.

                  4.2.3.4 The narrowest pattern of metallization is reduced
                          by overetching/scratch by more than 25% of its designed value.

                  4.2.3.5 Any evidence of peeling, blistering, or lifting of the metal is rejectable.

                  4.2.3.6 Any metal misalignment such that the area of the
                          contact window that is exposed is equal or greater in width than the distance between the contact cut edge and the diffusion line.

            4.2.4 Bond Pad Rejects

                  4.2.4.1 Any abnormal coloration of the bond pad.

                  4.2.4.2 Any substance on the bond pad in the form of chemical residues, stains or other contaminants that can not be removed by a D.I. water clean.

                  4.2.4.3 Metal covering less than 75% of the bond pad area is rejectable.

                  4.2.4.4 Any nitride left in the bond pad is rejectable.

                  4.2.4.5 The bond pad is reduced to less than than 75% of its designed area.

                  4.2.4.6 The bond pad is not entirely on the metal.

            4.2.5 Passivation Rejects

                  4.2.5.1 Any passivation voids in the active metal of die is rejectable.

                  4.2.5.2 Any evidence of lifting, peeling, cracked or missing nitride is rejectable.

            4.2.6 Contamination Rejects

                  4.2.6.1 Any foreign material that can not be removed by
                          chemical soneration followed by D.I. water rinse is rejectable.

                  4.2.6.2 Foreign material bridging any two metal lines or
                          reducing the designed separation of any two metal lines by greater than 50% is rejectable.

            4.2.7 Other

                  4.2.7.1 Any area with a defect other then those defined above including evidence of damage, improper or non-standard processing shall be held by Torex for review with Cebu and or SC engineering for disposition prior to shipment.

                                                          PG 5/5 - TRANSISTORS


                               INSPECTION PATTERN


                                   [ FIGURE ]


            5 areas per wafer
                                     21 die per area

                             DOCUMENTATION MANAGERS

Each party designates the persons identified below as its Documentation Manager for the receipt and dispatch, on its behalf, of all Confidential Information disclosed pursuant to this Agreement as follows:

FOR DISCLOSING PARTY:                     FOR RECIPIENT:
Attention:                                Attention:

------------------------------            --------------------------------
------------------------------            --------------------------------
------------------------------            --------------------------------
------------------------------            --------------------------------
Telephone: (408) 721-4062                 Telephone: (0866)62-4121
Fax:  (408) 732-4116                      Fax: (0866) 63-1426

Each party may change its Documentation Manager upon written notice to the other party.

Both parties shall be relieved of all obligations hereunder FIVE (5) years after July 8, 1991.

UNDERSTOOD AND AGREED:

DISCLOSING PARTY:                         RECIPIENT:

NATIONAL SEMICONDUCTOR CORPORATION        TOREX SEMICONDUCTOR LTD.

------------------------------            --------------------------------
Signature                                 Signature

------------------------------            --------------------------------
Type of Print Name                        Type of Print Name

------------------------------            --------------------------------
Title                                     Title

------------------------------            --------------------------------
Date                                      Date

Return fully executed copies of this Agreement to each party's Documentation Manager.

                                   APPENDIX A

Items Considered To Be Confidential Under Terms Of The Foregoing Confidential Disclosure Agreement:

            SEMICONDUCTOR DESIGN, PROCESS, AND MANUFACTURING INFORMATION.

Authorized Purposes For Use Of Confidential Information Under Foregoing Confidential Disclosure Agreement:

            FOR USE BY TOPEX IN SUPPLYING SEMICONDUCTOR DICE, WAFERS, PIECE PARTS, AND PACKAGED DEVICES TO NATIONAL.

                           RELIABILITY TEST CONDITIONS

15-Nov-91                                                            Page 1 of 5

------------------------------------------------------------------------------------------------------------------------------------
         TEST                       TEST
                                 DEFINITION                                                TEST CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------
ACLV                    AUTOCLAVE                      TEMPERATURE                       21 Deg C

                        PLASTIC                        PRESSURE                          15 PSIG
                        UNITS
                                                       READOUT                           0/168 Hrs

                                                       SAMPLE SIZE                       100 Units
------------------------------------------------------------------------------------------------------------------------------------
ACOL                    AC OP LIFE                     TEMPERATURE                       28 Deg C

                        GLASS SEALS                    BIAS                              1D & 1S: IOU = 50 ma; VR = WIV
                                                       CONDITIONS                        All Others: Io = 200 ma; VR = WIV

                                                       READOUT                           0/168/500/1000 Hrs

                                                       SAMPLE SIZE                       100 Units
------------------------------------------------------------------------------------------------------------------------------------
DCOL                    DC OP LIFE                     TEMPERATURE                       25 Deg C

                                                       BIAS                              1D & 1S: If = 150 ma
                                                       CONDITIONS                        DE: IF = 300 ma
                                                                                         All Other Glass Seals:  IF = 400 ma
                                                                                         SOT-23: IF = 208 man/Junct; PD = 250 mw
                                                                                         1T; DCOL NOT PERFORMED

                                                       READOUT                           0/168/500/1000 Hrs

                                                       SAMPLE SIZE                       100 Units (2 Chamber slots per sample)
------------------------------------------------------------------------------------------------------------------------------------
HTRB                    HIGH TEMP                      TEMPERATURE                       150 Deg C
                        REVERSE
                        BIAS                           BIAS                              80% RATED VOLTAGE
                                                       CONDITIONS

                                                       READOUT                           0/168/500/1000 Hrs

                                                       SAMPLE SIZE                       100 Units (2 Chamber slots per sample)
------------------------------------------------------------------------------------------------------------------------------------
HTS                     HIGH TEMP                      TEMPERATURE                       150 Deg C (Plastic only)
                        STORAGE                                                          200 Deg C (Glass seals only)

                                                       READOUT                           0/168/500/100 Hrs
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SAMPLE SIZE                       100 Units
------------------------------------------------------------------------------------------------------------------------------------

                           RELIABILITY TEST CONDITIONS

15-Nov-91                                                            Page 2 of 5

------------------------------------------------------------------------------------------------------------------------------------
                                    TEST
         TEST                    DEFINITION                                                 TEST CONDITIONS
------------------------------------------------------------------------------------------------------------------------------------
TMCL                    TEMP CYCLE                     TEMPERATURE                       -40 to +150 Deg C

                                                       READOUT                           0/100/200 Cyc

                                                       SAMPLE SIZE                       100 Units
------------------------------------------------------------------------------------------------------------------------------------
TMSK                    THERMO                         TEMPERATURE                       -55 to +125 Deg C
                        SHOCK
                                                       READOUT                           0/100/200 Cyc

                                                       SAMPLE SIZE                       100 Units
------------------------------------------------------------------------------------------------------------------------------------
VFPL                    VF PULL                        TEMPERATURE                       25 Deg C

                                                       BIAS                              If = 200 ma
                                                       CONDITIONS

                                                       APPLIED PULL                      10 pounds

                                                       REJECT                            DEGRADATION = Delta VF @ 26 - 100 mv
                                                       CRITERIA                          CATASTROPHIC = Delta VF g.t. 100 mv

                                                       SAMPLE SIZE                       DO-35 Package Only - 500 Units
------------------------------------------------------------------------------------------------------------------------------------
THBT                    HUMIDITY                       TEMPERATURE                       85 Deg C @ 85% RH

                        PLASTIC                        BIAS                              VR = 10 v
                        UNITS                          CONDITIONS

                                                       READOUT                           0/168/500/1000 Hrs

                                                       SAMPLE SIZE                       100 Units
------------------------------------------------------------------------------------------------------------------------------------

NOTE:  ON ALL REL TESTS ACCEPT ON 1; REJECT ON 2
================================================
================================================

                       PROPOSED TOREX DIODE QUALIFICATION

            LOCATION PERFORMING REL TESTING HAS OPTION OF PERFORMING
             EITHER ACOL or DCOL TEST ACCORDING TO CURRENT CAPACITY
                      3 DIFFERENT DIE RUNS FOR EACH PRODUCT

15-Nov-91                                                            Page 3 of 5

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          REL
                                     OLD                                                 TESTS
   PKG                NSID           CODE                   COMMENTS                     REQ'D                     TIME POINTS
------------------------------------------------------------------------------------------------------------------------------------
DO-35             D3             1000          1N4148                              ACOL                168 hrs; 500 hrs; 1,000 hrs
                                                                                   DCOL                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTRB                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTS                 168 hrs; 500 hrs;
                                                                                   TMSK                100 cyl; 500 cyl
                                                                                   VF PULL             500 UNITS

DO-35             D4             1100          SMALL CONTACT                       ACOL                168 hrs
                                               1000 PRODUCT                        DCOL                168 hrs
                                                                                   HTRB                168 hrs
                                                                                   VF PULL             500 UNITS

DO-35             D5             1800          OVER-DIFFUSED                       ACOL                168 hrs
                                               1000 PRODUCT                        DCOL                168 hrs
                                                                                   HTRB                168 hrs
                                                                                   VF PULL             500 UNITS
------------------------------------------------------------------------------------------------------------------------------------
DO-7              1D             1300          FJT 1100                            ACOL                168 hrs; 500 hrs; 1,000 hrs
                                                                                   DCOL                168 hrs; 500 hrs;  1,000 hrs
                                                                                   HTRB                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTS                 168 hrs; 500 hrs;
                                                                                   TMSK                100 cyl; 500 cyl
------------------------------------------------------------------------------------------------------------------------------------
DO-7              1G             1400          DO7 VERSION OF                      ACOL                168 hrs
                                               1450 PRODUCT                        DCOL                168 hrs
                                                                                   HTRB                168 hrs

SOT-23            1H             1425          SOT VERSION OF                      DCOL                168 hrs
                                               1450 PRODUCT                        HTRB                168 hrs
                                                      MMBD 1405                    ACLV                168 hrs
                                                      DUAL DICE                    TMSK                100 cyl;
                                                                                   WIRE PULL

DO-35             1J             1450          FDH-400                             ACOL                168 hrs
                                                                                   DCOL                168 hrs
                                                                                   HTRB                168 hrs
                                                                                   VF PULL             500 UNITS

DO-35             1V             1460          HIGH VOLTAGE                        ACOL                168 hrs; 500 hrs; 1,000 hrs
                                               VERSION OF                          DCOL                168 hrs; 500 hrs; 1,000 hrs
                                               1450 PRODUCT                        HTRB                168 hrs; 500 hrs; 1,000 hrs
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   HTS                 168 hrs; 500 hrs;
                                                                                   TMSK                100 cycl; 500 cyl
                                                                                   VF PULL             500 UNITS
------------------------------------------------------------------------------------------------------------------------------------

                       PROPOSED TOREX DIODE QUALIFICATION

            LOCATION PERFORMING REL TESTING HAS OPTION OF PERFORMING
             EITHER ACOL or DCOL TEST ACCORDING TO CURRENT CAPACITY
                      3 DIFFERENT DIE RUNS FOR EACH PRODUCT

15-Nov-91                                                            Page 4 of 5

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          REL
                                     OLD                                                 TESTS
   PKG                NSID           CODE                   COMMENTS                     REQ'D                     TIME POINTS
------------------------------------------------------------------------------------------------------------------------------------
DO-7              1K             1500          DO 7 VERSION OF                     ACOL                168 Hrs
                                               1550 PRODUCT                        DCOL                168 Hrs
                                                                                   HTRB                168 Hrs

SOT-23            1L             1525          SOT VERSION OF                      ACOL                168 hrs
                                               1550 PRODUCT                        DCOL                168 hrs
                                                    MMBD 1505                      HTRB                168 hrs
                                                    DUAL DICE                      TMSK                100 cyl;
                                                                                   WIRE PULL

DO-35             1M             1550          HIGH VOLTAGE                        ACOL                168 hrs; 500hrs; 1,000 hrs
                                               VERSION OF                          DCOL                168 hrs; 500 hrs; 1,000 hrs
                                               1550 PRODUCT                        HTRB                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTS                 168 hrs; 500 hrs;
                                                                                   TMSK                100 cyl; 500 cyl
                                                                                   VF PULL             500 UNITS
------------------------------------------------------------------------------------------------------------------------------------
DO-7              1N             1600          DO7 VERSION OF                      ACOL                168 hrs
                                               1625 PRODUCT                        DCOL                168 hrs
                                                                                   HTRB                168 hrs

SOT-23            1P             1625          MMBD 1205                           DCOL                168 hrs 500 hrs; 1,000 hrs
                                               DUAL DICE                           HTRB                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTS                 168 hrs; 500 hrs; 1,000 hrs
                                                                                   ACLV                168 hrs
                                                                                   TMSK                100 cyl; 500 cyl
                                                                                   85/85               1000 hrs
                                                                                   WIRE PULL

DO-35             Ir             1650          DO35 VERSION OF                     ACOL                168 hrs
                                               1625 PRODUCT                        DCOL                168 hrs
                                                                                   HTRB                168 hrs
                                                                                   VF PULL             500 UNITS

DO-35             IrB            1650          DELCO 1650                          ACOL                168 hrs; 500 hrs; 1,000 hrs
                                               FDH-9550                            DCOL                168 hrs; 500 hrs; 1,000 hrs
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   HTRB                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTS                 168 hrs; 500 hrs;
                                                                                   TMSK                100 cyl; 500 cyl
                                                                                   VF PULL             500 UNITS
------------------------------------------------------------------------------------------------------------------------------------

                       PROPOSED TOREX DIODE QUALIFICATION

            LOCATION PERFORMING REL TESTING HAS OPTION OF PERFORMING
             EITHER ACOL or DCOL TEST ACCORDING TO CURRENT CAPACITY
                      3 DIFFERENT DIE RUNS FOR EACH PRODUCT

15-Nov-91                                                            Page 5 of 5

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          REL
                                     OLD                                                 TESTS
   PKG                NSID           CODE                   COMMENTS                     REQ'D                     TIME POINTS
------------------------------------------------------------------------------------------------------------------------------------
DO-7              1S             1700          FD 700                              ACOL                168 hrs; 500 hrs; 1,000 hrs
                                                                                   DCOL                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTRB                168 hrs; 500 hrs; 1,000 hrs
                                                                                   HTS                 168 hrs; 500 hrs;
                                                                                   TMSK                100 cyl; 500 cyl

SOT-23            1T             1725          SOT VERSION OF                      DCOL                168 Hrs
                                               1700 PRODUCT                        HTRB                168 Hrs
                                                    MMBD 1705                      ACLV                168 Hrs
                                                    DUAL DICE                      TMSK                100 cyl;
                                                                                   WIRE PULL
------------------------------------------------------------------------------------------------------------------------------------


NOTE:  ON ALL REL TESTS ACCEPT ON 1; REJECT ON 2
================================================
================================================

                                  ATTACHMENT V

                              PACKING SPECIFICATION

                              PACKING SPECIFICATION

PURPOSE:    THIS SPECIFICATION APPLIES TO ALL 4 INCH WAFER PACKING.

SCOPE:      THIS COVERS ALL DIODE AND TRANSISTOR FINISHED WAFERS SHIPPED TO
NATIONAL SEMICONDUCTOR CEBU PHILIPPINES

LABEL:      ALL PACKAGES SHALL CARRY THE FOLLOWING INFORMATION:

      1)    DEVICE (NS ID AND APPLICABLE REVISION) AND BIN TARGET

      2)    LOT NUMBER

      3)    WAFER QUANTITY

      4)    MANUFACTURED BY

PACKING:    1)    TO ENSURE NO DAMAGE DURING TRANSPORTATION, THE PACKING
METHOD IS DONE PER THE DIAGRAM BELOW:

                              _______________ SPONGE
                              _______________ PAPER
                              _______________ WAFER
                              _______________ PAPER


      [  FIGURE  ]                  [  FIGURE  ]


2)    FOR TRANSISTORS, THE WAFERS ARE TO BE PACKED IN NUMERICAL ORDER.

3) WAFERS SHOULD BE PLACED IAN THE CONTAINER WITH THE FRONT OF THE WAFER FACING UP.

4) THE LID OF THE CONTAINER MUST OF A TYPE THAT WILL STAY ON THE CONTAINER WITHOUT TAPE.

                                                                January 14, 1992

To:   Richard Hung
From:  Maureen Feltz

Subject:  Torex/NSC Contract Proposal

Ammendments:

1)    Item #3     Term
      "The term of this Agreement shall be effective...continued thereafter for 5 years,...

2)    Item #4     Price and Payment

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

3)    Item #5     Quantities
[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

5)    Item #8     Leatimes
      (rewrite)
      "SELLER guarantees that leadtime on new orders shall not exceed 4 weeks ex-factory for initial order.

6)    Item #12e   Process Changes
      (add)
      "If after 30 days the problems cannot be resolved by the SELLER, the SELLER is to alert NSC immediately and the situation is to receive the full attention of both parties until mutually resolved."

7)    Item #13    NSC Suggestions and Approvals
      - See contract paragraph-
      (Need suggestions from SELLER/Torex on what they are looking for and what they don't understand with regards to the term "obligations".)

8)    Item #17    Indemnification and Limitation of Liability
      (rewrite paragraph #3)

      "NSC shall not be liable to SELLER for any cancellation penalties, excluding ones resulting from cancellation of 3 periods firm orders, work in process, or any other amounts to compensate SELLER for lost profits or opportunities, so long as NSC pays for accepted products from SELLER at the prices, in quantities and under terms that are consistent with this Agreement.

      (add)
      SELLER must promise to do their best to minimize all liabilities. (See Kyocera contract for wording)

9) At the end of the existing contract an additional paragraph will be cited with regards to "Exchange of Personnel".

      Objective: Exchange of dedicated personnel, one National employee for one Torex employee for the duration of this 5 Year Agreement.

      Notes: National employee to take up permanent residence in Japan and an office in Torex's Japan Facility. Torex employee to take up permanent residence in Cebu and an office in NSC's Cebu facility.

                                 ATTACHMENT VII

                     EXTENSION - SECTION 15 CONFIDENTIALITY

      In addition to the confidentiality agreement covered in section 15, where both parties pledge to maintain the confidentiality of information transferred to them, Torex will sell NSC designed products and any future derivatives of NSC products only to NSC or its successors.

TOREX PROPOSAL - 3/11/92

                                 ATTACHMENT VII

                     EXTENSION - SECTION 15 CONFIDENTIALITY

In addition to the confidentiality agreement covered in section 15, where both parties pledge to maintain the confidentiality of information transferred to them, Torex will sell NSC designed products and any future derivatives of NSC products only to NSC or its successors. A derivative in this paragraph is defined as a product in which the design is developed by or under written instructions from NSC or its successors.

Signed :                            Signed:
NATIONAL SEMICONDUCTOR CORP.        TOREX SEMICONDUCTOR LTD.


--------------------------------    ---------------------------------
R.E. Belcher                        Hiroshi Tori
Vice President & General Manager    President
Discrete Division

Date:___________________________   Date:_____________________________

                             DOCUMENTATION MANAGERS

Each party designates the persons identified below as its Documentation Manager for the receipt and dispatch, on its behalf, of all Confidential Information disclosed pursuant to this Agreement as follows:

FOR DISCLOSING PARTY:                           FOR RECIPIENT:
Attention:                                      Attention:
TOM WELSH M/S 4-150                             H. TANI
2900 SEMICONDUCTOR DRIVE                        TOREX SEMICONDUCTOR LTD.
P. O. BOX 58090                                 6833 KINOKO, IBARA-CITY
SANTA CLARA, CA 95052-8090                      OKAYAMA, 715 JAPAN
Telephone: (408) 721-4062                       Telephone: (0866)62-4121
Fax: (408) 732-4116                             Fax: (0866) 63-1426

Each party may change its Documentation Manager upon written notice to the other party.

Both parties shall be relieved of all obligations hereunder FIVE (5) years after July 8, 1991.

UNDERSTOOD AND AGREED:

DISCLOSING PARTY:                         RECIPIENT:

NATIONAL SEMICONDUCTOR CORPORATION        TOREX SEMICONDUCTOR LTD.

----------------------------------        ------------------------------
Signature                                 Signature

----------------------------------        ------------------------------
Type of Print Name                        Type of Print Name

VICE PRESIDENT DISCRETE DIVISION          SENIOR MANAGING DIRECTOR
----------------------------------        ------------------------------
Title                                     Title

JULY 8, 1991                              JULY 8, 1991
----------------------------------        ------------------------------
Date                                      Date

Return fully executed copies of this Agreement to each party's Documentation Manager.

                                   APPENDIX A

Items Considered To Be Confidential Under Terms Of The Foregoing Confidential Disclosure Agreement:

          SEMICONDUCTOR DESIGN, PROCESS, AND MANUFACTURING INFORMATION.

Authorized Purposes For Use Of Confidential Information Under Foregoing Confidential Disclosure Agreement:

            FOR USE BY TOPEX IN SUPPLYING SEMICONDUCTOR DICE, WAFERS, PIECE PARTS, AND PACKAGED DEVICES TO NATIONAL.

                                LETTER OF INTENT

THIS LETTER OF INTENT is dated _______________ of August, 1991, by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware Corporation, having a principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 (hereinafter "NSC") and THINK-O ELECTRIC COMPANY, a Japanese corporation, having a principal place of business at 150 Kinoko, Ibara-City, Okayama, 715 Japan (hereinafter "TEC"). NSC and/or TEC may be referred to herein as a "party" or the "parties" as the case may require.

                                   WITNESSETH:

      WHEREAS, NSC and TEC have entered into preliminary discussions concerning the creation of a business relationship between the parties; and

      WHEREAS, NSC and TEC desire to record and memorialize the substance of those discussions in order to construct a framework from which a final binding agreement can be negotiated.

      NOW, THEREFORE, in furtherance of the premises the parties hereto set forth the following:

1. NSC shall purchase discrete semiconductor dice and/or wafers, and will consider the purchase of other semiconductor materials and piece parts, from TEC on a preferred supplier basis.

2. TEC shall supply such materials to NSC as a preferred customer with special pricing and guaranteed production capacity.

3. Should TEC discrete semiconductors be successfully qualified by NSC and should the parties agree on price, quality, delivery and other terms and conditions of sale, then NSC shall agree to commence purchasing a minimum of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] wafers, or dice equivalent, per month from TEC. Since the parties acknowledge that NSC requirements for discrete semiconductors may increase during the two year period following the signing of a final agreement by the parties, TEC agrees that it shall, at NSC's request, make available to NSC up to [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] discrete semiconductor wafers per month. Depending upon TEC performance and semiconductor market conditions, the parties agree that this schedule can be extended and that the quantity of wafers to be delivered thereunder can be increased up to [CONFIDENTIAL INFORMATION OMITTED AND

      FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or more per month.

4. The parties agree to cooperate and take all reasonable steps necessary to resolve any problems that may arise with regard to performance, price, quality or delivery.

5.    The initial prices to NSC for TEC wafers shall be follows:

                                                                       Bias
 Combined Total                                          Finished    Resistor
  Wafers/Month      Diodes       Zeners      Trans.       Trans.      Trans.
  ------------      ------       ------      ------       ------      ------

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                             EXCHANGE COMMISSION]

      Diode and zener prices do not include front bump or back metal. Transistor prices do not include back metal, but shall sample probing. All prices include production masks and incidental tooling expenses. NSC shall supply mask masters. The listed prices are also based on yields of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] percent for diodes and [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] percent for transistors.

6. Initial deliveries by TEC shall be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]after receipt of order. Following deliveries will be based upon a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] rolling forecast supplied by NSC and updated monthly.

7.    The parties agree to review pricing annually.

8. This Letter of Intent shall not be a binding commitment upon either party, but shall instead serve as a basis for good faith negotiations between NSC and TEC leading to a final binding contract. The parties agree to strive to execute such a contract not later than September 30, 1991.

9. The final contract shall be administered on behalf of TEC by Torex Semiconductor LTD., TEC's international operations management company.

10. Neither party shall publicize or otherwise disclose the terms of this relationship, this Letter of Intent, or the final agreement, without the prior written approval of the other party.

            IN WITNESS WHEREOF, the parties have had this Letter of Intent executed by their respective authorized officers on the day and date first written above.

THINK-O ELECTRIC COMPANY                NATIONAL SEMICONDUCTOR CORPORATION


By:                                     By:
   ------------------------------          ------------------------------
Title:                                  Title
   ------------------------------          ------------------------------

Die Size:  10 x 10 mils                              Die Size: 17.5 x 17.5 mils
Diode Test Program                                Diode Test Program

---------------------------------             ----------------------------------
Test Condition    Min  Max                    Test  Condition   Min   Max
---------------------------------             ----------------------------------
Ir   Vr=22v       3.0       nA                Ir    Vr=130v           5    nA
---------------------------------             ----------------------------------
Ir   Vr=22v            20   nA                Ir    Vr=185v           10   nA
---------------------------------             ----------------------------------
BV   Ir=5uA       78        v                 BV    Ir=5uA      205        v
---------------------------------             ----------------------------------
BV   Ir=100uA     103"      v                 BV    Ir=                    v
---------------------------------             ----------------------------------
BV   Ir=100uA          180  v                 BV    Ir=                    V
---------------------------------             ----------------------------------
Vf   If=1.0uA          325  mv                Vf    If=10uA           430  mv
---------------------------------             ----------------------------------
Vf   If=10uA           420  mv                Vf    If=                    mv
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment                           Date  Rev   Comment
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A   Issue       E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  1PC                                          Device:  IrC
Die Size:  15 x 15 mils                                 Die Size: 15 x 15 mils
Diode Test Program                                    Diode Test Program

---------------------------------             ----------------------------------
Test Condition    Min  Max                    Test  Condition   Min   Max
---------------------------------             ----------------------------------
Ir   Vr=22v       4.0       nA                Ir    Vr=22v                 nA
---------------------------------             ----------------------------------
Ir   Vr=22v            20   nA                Ir    Vr=22v            30   nA
---------------------------------             ----------------------------------
Ir   Ir=52v       78   40   nA                Ir    Ir=52v            80   nA
---------------------------------             ----------------------------------
BV   Ir=                    v                 BV    Ir=                    v
---------------------------------             ----------------------------------
BV   Ir=100uA     103       v                 BV    Ir=100uA    103        V
---------------------------------             ----------------------------------
Vf   If=1.0uA          320  mv                Vf    If=1.0uA          320  mv
---------------------------------             ----------------------------------
Vf   If=10uA           385  mv                Vf    If=10uA           385  mv
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment                           Date  Rev   Comment
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A   Issue       E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device
Die Size:  25 x 25 mils                                 Die Size: 25 x 25 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           1.8  v                 VBE   1b=10mA         1.8  v
----------------------------------              --------------------------------
ICBO   Vcb=60v           100  nA                ICBO  Vcb=60v         100  nA
----------------------------------              --------------------------------
ICES   Vce=                   nA                ICES  Vce=                 nA
----------------------------------              --------------------------------
IEBO   veb=10v           100  nA                IEBO  Veb=10v         100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      32        v                 BVCEO 1c=10mA              v
----------------------------------              --------------------------------
BVCES  1c=100uA     48        v                 BVCES 1c=100uA    45       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      13        v                 BVEBO 1e=10uA     13       v
----------------------------------              --------------------------------
HFE    1c=100mA     5K   100K                   HFE   1c=100mA    60K 300K
       Vce=5.0v                                       Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   5K   10K  -1                             A1
---------------------------------             ----------------------------------
A2   10K  25K                                 A2
---------------------------------             ----------------------------------
B1   25K  35K  -2                             B1
---------------------------------             ----------------------------------
B2   35K  45K  -3                             B2
---------------------------------             ----------------------------------
C1   45K  60K  -4                             C1    60K  120K  -4
---------------------------------             ----------------------------------
C2   60K  100K -5                             C2    120K 300K  -5
---------------------------------             ----------------------------------
                                             *Torex will target to Bin 5 but NS
                                             will accept wfr with yld in Bin 4
                                             that make the lot aver yld > S/S
                                             >80%

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date  Rev   Comment     Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue       E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

      [ illegible ]
      -------------

-     All wafers are tested at T85, 100 spots/wafer

- A minimum of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] wafer yield to the BV, leakage, Vbe portion of the specification for the target bin yield except when it is determined by both parties that the HFE target will cause the BV distribution to fall below the specification. An engineering plan to improve the BV distribution for these high HFE devices will be developed and reviewed in three periods. Along with the electrical yields in general. Examples are as follows:

             PRODUCT                      HFE RANK
             -------                      --------

             05S                          - C1, C2
             12R                          - B2, C1, C2
             16J                          - A2, B1, B2
             38J                          - B1, B2, C1
             66R                          - B2, C1
             74l                          - B1, B2
             79L                          - A2, B1, B2, C1

- A minimum [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] lot average yield to the HFE bin with no wafer in the lot having less than[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] yield to the HFE bin.

- For HFE bin targets where the HFE range is less than 2:1 or there is a high HFE requirement, the lot average yield for these bins is a minimum [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with no wafer in the lot yielding less than [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. These bins will be identified on the test programs.

- NSC and Torex agree to review these yields after a device has run for three periods to see if a change to the yield accept limit is needed. The target goal for the HFE bins is [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

DIODE YIELD ACCEPTANCE
----------------------

All wafers are tested at T85 as follows:

-     5 wafers/lot sampled; 100 spots/wafer

      * If the yield is [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]%, the lot is shipped to Cebu

      * If the 1 or more wafers have [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], 5 more wafers in the lot are tested
      2nd group of 5 wafers sampled; 100 spots/wafer

      * If all of these wafers [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the lot is shipped to Cebu

      * If one of more wafers yield [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the remaining wafers in the lot are tested

Any wafer with yield [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is scrapped at Think-O. Wafers with yield between [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] can be shipped to Cebu as long as the total number of wafers in this yield range does not exceed [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the shipment. This is to be reviewed in 30 days from today with a target yield goal of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or greater.

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           1.8  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=65v           100  nA                ICES  Vce=50v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=7.0v          100  nA                IEBO  Veb=6.3v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      100       v                 BVCEO 1c=10mA     55       v
----------------------------------              --------------------------------
BVCES  1c=100uA     110       v                 BVCES 1c=100uA    110      v
----------------------------------              --------------------------------
BVEBO  1e=1.0mA     19.5      v                 BVEBO 1e=10uA     8.2      v
----------------------------------              --------------------------------
HFE    1c=100mA     4K   100K                   HFE   1c=1.0mA    150 900
       Vce=5.0v                                       Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   4K   10K  -1                             A1
---------------------------------             ----------------------------------
A2   10K  25K  -2                             A2    150  275   -2
---------------------------------             ----------------------------------
B1   25K  35K  -4                             B1    275  450   -3
---------------------------------             ----------------------------------
B2   35K  70K  -3                             B2    450  550   -4
---------------------------------             ----------------------------------
C1   70K  100K -3                             C1    550  650   -4
---------------------------------             ----------------------------------
C2                                            C2    650  900   -5
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
11/25/91 A  Issue      E. Keiser             11/22/91 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

                                                Pr 10K Bin 4 Test Spec
----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=90v           100  nA                ICBO  Vcb=65v         100  nA
----------------------------------              --------------------------------
ICES   Vce=55v           100  nA                ICES  Vce=55v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=5.0v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      50        v                 BVCEO 1c=10mA     42       v
----------------------------------              --------------------------------
BVCES  1c=100uA               v                 BVCES 1c=100uA             v
----------------------------------              --------------------------------
BVEBO  1e=10uA      7.0       v                 BVEBO 1e=10uA     7.0      v
----------------------------------              --------------------------------
HFE    1c=10mA      110  800                    HFE   1c=10mA     450 800
       Vce=5.0v                                       Vce=5.0v
----------------------------------              --------------------------------

----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1                                            A1
---------------------------------             ----------------------------------
A2   110  180  -2                             A2
---------------------------------             ----------------------------------
B1   180  225  -5                             B1
---------------------------------             ----------------------------------
B2   225  360  -3                             B2
---------------------------------             ----------------------------------
C1   360  450  -3                             C1
---------------------------------             ----------------------------------
C2   450  800  -4                             C2    450  800   -4
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
*for Bin 4, use Pr 10 Bin 4 test spec

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
11/22/91 A  Issue      E. Keiser             1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------
1/22/92  B  add Bin 4  E. Keiser
            test spec
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=90v           100  nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=60v           100  nA                ICES  Vce=65v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=6.0v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      84        v                 BVCEO 1c=10mA     84       v
----------------------------------              --------------------------------
BVCES  1c=10uA      90        v                 BVCES 1c=10uA     160      v
----------------------------------              --------------------------------
BVEBO  1e=10uA      7.0       v                 BVEBO 1e=10uA     8.2      v
----------------------------------              --------------------------------
HFE    1c=10mA      110  700                    HFE   1c=100mA    55  550
       Vce=5.0v                                       Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1                                            A1    55   110   -1
---------------------------------             ----------------------------------
A2   110  220  -2 / -3                        A2    110  150
---------------------------------             ----------------------------------
B1   220  270                                 B1    150  200   -2
---------------------------------             ----------------------------------
B2   270  350  -4                             B2    200  250   -3
---------------------------------             ----------------------------------
C1   350  440                                 C1    250  300   -4
---------------------------------             ----------------------------------
C2   440  700  -5                             C2    300  550
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=45v           100  nA                ICES  Vce=125v        100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=5.0v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      43        v                 BVCEO 1c=10mA     168      v
----------------------------------              --------------------------------
BVCES  1c=10uA      80        v                 BVCES 1c=10uA     220      v
----------------------------------              --------------------------------
BVEBO  1e=10uA      6.5       v                 BVEBO 1e=10uA     6.5      v
----------------------------------              --------------------------------
HFE    1c=50mA      45   320                    HFE   1c=10mA     66  250
       Vce=1.0v                                       Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   45   110  -1                             A1    66   90    -3
---------------------------------             ----------------------------------
A2   110  120  -2 / -8                        A2    90   120   -2 / -3
---------------------------------             ----------------------------------
B1   120  150  -2 / -8                        B1    120  225   -2 / -3 / -4
---------------------------------             ----------------------------------
B2   150  190  -2 / -8                        B2    225  250   -4
---------------------------------             ----------------------------------
C1   190  320  -2                             C1
---------------------------------             ----------------------------------
C2                                            C2
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=1.0mA        0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=65v           100  nA                ICES  Vce=25v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=4.2v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      43        v                 BVCEO 1c=1.0mA    16       v
----------------------------------              --------------------------------
BVCES  1c=10uA                v                 BVCES 1c=10uA     42       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      6.5       v                 BVEBO 1e=10uA     4.8      v
----------------------------------              --------------------------------
HFE    1c=100mA     65   350                    HFE   1c=10mA     50  110
       Vce=10v                                        Vce=1.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   65   110  -1                             A1    50   110   -1
---------------------------------             ----------------------------------
A2   110  150  -2                             A2
---------------------------------             ----------------------------------
B1   150  200  -2                             B1
---------------------------------             ----------------------------------
B2   200  270  -2 / -3                        B2
---------------------------------             ----------------------------------
C1   270  350  -3                             C1
---------------------------------             ----------------------------------
C2                                            C2
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
11/25/91 A  Issue      E. Keiser              2/14/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=25v           100  nA                ICES  Vce=40v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=4.0v          100  nA                IEBO  Veb=5.3v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      16        v                 BVCEO 1c=10mA     43       v
----------------------------------              --------------------------------
BVCES  1c=10uA      42        v                 BVCES 1c=10uA     70       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      5.2       v                 BVEBO 1e=10uA     6.5      v
----------------------------------              --------------------------------
HFE    1c=30mA      40   110                    HFE   1c=10mA     60  450
       Vce=1.0v                                       Vce=1.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   40   110  -1                             A1    60   110   -1
---------------------------------             ----------------------------------
A2                                            A2    110  130   -1 / -2
---------------------------------             ----------------------------------
B1                                            B1    130  150   -2
---------------------------------             ----------------------------------
B2                                            B2    150  270   -2 / -3
---------------------------------             ----------------------------------
C1                                            C1    270  380   -3 / -8
---------------------------------             ----------------------------------
C2                                            C2    380  450   -8
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
2/14/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------
                                              2/14/92 B    Add Bin 8  E. Keiser
                                                           target,
                                                           C2 HFE
                                                           rank;
                                                           change
                                                           HFE max
                                                           to 450
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device: 25P / C3025                                   Device:  75S / C3037
Die Size:  29 x 28 mils                               Die Size: 31 x 31 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=40v           100  nA                ICES  Vce=45v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=4.5v          100  nA                IEBO  Veb=4.5v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      52        v                 BVCEO 1c=10mA     32       v
----------------------------------              --------------------------------
BVCES  1c=10uA      83        v                 BVCES 1c=10uA     73       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      6.5       v                 BVEBO 1e=10uA     6.5      v
----------------------------------              --------------------------------
HFE    1c=100mA     66   135                    HFE   1c=100mA    90  315
       Vce=1.0v                                       Vce=1.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   66   135  -1                             A1    90   110   -2
---------------------------------             ----------------------------------
A2                                            A2    110  130   -2 / -4
---------------------------------             ----------------------------------
B1                                            B1    130  180   -2 / -4
---------------------------------             ----------------------------------
B2                                            B2    180  220   -2 / -3/ -4
---------------------------------             ----------------------------------
C1                                            C1    220  270   -2/ -3/ -4
---------------------------------             ----------------------------------
C2                                            C2    270  315   -4
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  38J / D3038                                  Device:  39J / D3039
Die Size:  31 x 31 mils                               Die Size:  31 x 31 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=55v           100  nA                ICES  Vce=63v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=6.3v          100  nA                IEBO  Veb=6.3v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      60        v                 BVCEO 1c=10mA     84       v
----------------------------------              --------------------------------
BVCES  1c=10uA      93        v                 BVCES 1c=10uA     94       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      7.2       v                 BVEBO 1e=10uA     8.4      v
----------------------------------              --------------------------------
HFE    1c=100mA     55   540                    HFE   1c=100mA    50  450
       Vce=1.0v                                       Vce=1.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   55   110  -1                             A1    50   90    -1 / -2
---------------------------------             ----------------------------------
A2   110  170  -2 / -4                        A2    90   150   -1 / -2
---------------------------------             ----------------------------------
B1   170  270  -2/ -3/ -4                     B1    150  225   -2/ -3/ -4
---------------------------------             ----------------------------------
B2   270  360  -3/ -4/ -5                     B2    225  250   -3/ -4/ -5
---------------------------------             ----------------------------------
C1   360  540  -5                             C1    250  350   -4/ -5
---------------------------------             ----------------------------------
C2                                            C2    350  450   -5
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  42P / C3042                                  Device:  43W / C3043
Die Size: 15 x 15 mils                                Die Size: 13 x 15 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=1.0mA          0.9  v                 VBE   1b=1.0mA        0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=33v           100  nA                ICES  Vce=33v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=4.0v          100  nA                IEBO  Veb=3.5v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=1.0mA     42        v                 BVCEO 1c=1.0mA    16       v
----------------------------------              --------------------------------
BVCES  1c=10uA      45        v                 BVCES 1c=10uA     35       v
----------------------------------              --------------------------------
BVEBO  1e=10mA      5.2       v                 BVEBO 1e=10uA     5.3      v
----------------------------------              --------------------------------
HFE    1c=10mA      55   220                    HFE   1c=10mA     45  180
       Vce=5.0v                                       Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   55   66   -1                             A1    45   55    -1
---------------------------------             ----------------------------------
A2   66   110  -1                             A2    55   75    -1
---------------------------------             ----------------------------------
B1   110  135  -2                             B1    75   90    -1 / -2
---------------------------------             ----------------------------------
B2   135  180  -3 / -4                        B2    90   110   -2 / -3
---------------------------------             ----------------------------------
C1   180  220  -3 / -4                        C1    110  140   -2 / -3
---------------------------------             ----------------------------------
C2                                            C2    140  180   -3
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
2/14/92 A   Issue      E. Keiser              2/14/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  7 / 03048                                    Device:  61H / B3061
Die Size:  28 x 28 mils                               Die Size:  25 x 25 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         1.8  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=150v          100  nA                ICES  Vce=32v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=6.3v          100  nA                IEBO  Veb=11v         100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      315       v                 BVCEO 1c=10mA     45       v
----------------------------------              --------------------------------
BVCES  1c=10uA      325       v                 BVCES 1c=10uA     50       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      7.0       v                 BVEBO 1e=10uA     12.5     v
----------------------------------              --------------------------------
HFE    1c=10mA      40   150                    HFE   1c=100mA    8K  190K
       Vce=10v                                        Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   40   50   -1                             A1    8K   12K   -1
---------------------------------             ----------------------------------
A2   50   80   -1 / -2                        A2    12K  22K   -1 / -2
---------------------------------             ----------------------------------
B1   80   150  -2                             B1    22K  52K   -1 / -2
---------------------------------             ----------------------------------
B2                                            B2    52K  77K   -2 / -3
---------------------------------             ----------------------------------
C1                                            C1    77K  100K  -3 / -4
---------------------------------             ----------------------------------
C2                                            C2    100K 190K  -4 / -5
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
11/25/91 A  Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------
                                              2/14/92 B    Redefined
                                                           HFE
                                                           ranks,
                                                           new bins
                                                           added;
                                                           changed
                                                           BVCEO to
                                                           min 45v,
                                                           BVCES to
                                                           min 45v
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  62M / A3062                                  Device:  63W / A3063
Die Size:  18 x 18 mils                               Die Size: 19 x 19 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=45v           100  nA                ICES  Vce=45v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=6.5v          100  nA                IEBO  Veb=5.0v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=1.0mA     65        v                 BVCEO 1c=10mA     64       v
----------------------------------              --------------------------------
BVCES  1c=10uA      80        v                 BVCES 1c=10uA     70       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      8.2       v                 BVEBO 1e=10uA     6.3      v
----------------------------------              --------------------------------
HFE    1c=1.0mA     110  800                    HFE   1c=150mA    65  330
       Vce=5.0v                                       Vce=10v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   110  150  -2                             A1    65   110   -1
---------------------------------             ----------------------------------
A2   150  225  -2 / -3                        A2    110  130   -2
---------------------------------             ----------------------------------
B1   225  300  -2 / -3                        B1    130  170   -2 / -3
---------------------------------             ----------------------------------
B2   300  450  -4                             B2    170  270   -2 / -3
---------------------------------             ----------------------------------
C1   450  600  -4                             C1    270  330   -3
---------------------------------             ----------------------------------
C2   600  800  -5                             C2
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Changed    E. Keiser              1/22/92 A    Issue      E. Keiser
            Veb=6.3v,
            HFE rank
            limits
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  66R / A3066                                        Device 67M / B3067
Die Size:  22 x 13 mils                                     Die Size:  30 x
30 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=40v           100  nA                ICES  Vce=60v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=6.3v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      43        v                 BVCEO 1c=10mA     84       v
----------------------------------              --------------------------------
BVCES  1c=10uA      50        v                 BVCES 1c=10uA     90       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      6.3       v                 BVEBO 1e=10uA     7.2      v
----------------------------------              --------------------------------
HFE    1c=10mA      66   380                    HFE   1c=100mA    50  550
       Vce=1.0v                                       Vce=5.0v
----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   66   110  -1                             A1    50   110   -1
---------------------------------             ----------------------------------
A2   110  130  -1                             A2    110  150   -2
---------------------------------             ----------------------------------
B1   130  150  -2                             B1    150  200   -2
---------------------------------             ----------------------------------
B2   150  270  -2 / -3                        B2    200  240   -2
---------------------------------             ----------------------------------
C1   270  380  -3                             C1    240  270   -2 / -3
---------------------------------             ----------------------------------
C2                                            C2    270  550   -3
---------------------------------             ----------------------------------
                                             *For Bin 3 only, the acceptable
                                             min lot average yield is 60%
                                             with no wafer yielding 40%

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
11/25/91 A  Issue      E. Keiser              1/22/91 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  68 K / A3068                                    Device 68K/ A3068
Die Size:  20 x 20 mils                                  Die Size:  20 x 20 mils
                                                Pr 68 Bin 4

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=45v           100  nA                ICES  Vce=45v         100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=5.0v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      48        v                 BVCEO 1c=10mA     42       v
----------------------------------              --------------------------------
BVCES  1c=10uA      50        v                 BVCES 1c=10uA     50       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      7.0       v                 BVEBO 1e=10uA     7.0      v
----------------------------------              --------------------------------
HFE    1c=10mA      110  800                    HFE   1c=10mA     450 800
       Vce=5.0v                                       Vce=5.0v
----------------------------------              --------------------------------

----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1                                            A1
---------------------------------             ----------------------------------
A2   110  225  -2                             A2
---------------------------------             ----------------------------------
B1   225  300  -3                             B1
---------------------------------             ----------------------------------
B2   300  450  -3                             B2
---------------------------------             ----------------------------------
C1   450  600  -5                             C1
---------------------------------             ----------------------------------
C2   600  800  -4                             C2    450  800   -4
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
11/25/91 A  Issue      E. Keiser              1/22/91 A    Issue      E. Keiser
---------------------------------             ----------------------------------
1/22/92 B   Add Bin 4  E. Keiser
            spec,
            change C2
            HFE to 800
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device: 74L / A3074                                   Device:  76J / B3076
Die Size:  19 x 19 mils                               Die Size:  33 x 27 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=75v           100  nA                ICES  Vce=150v        100  nA
----------------------------------              --------------------------------
IEBO   Veb=5.0v          100  nA                IEBO  Veb=6.3v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      170       v                 BVCEO 1c=10mA     315      v
----------------------------------              --------------------------------
BVCES  1c=10uA      180       v                 BVCES 1c=10uA     315      v
----------------------------------              --------------------------------
BVEBO  1e=10mA      7.2       v                 BVEBO 1e=10uA     7.8 10   v
----------------------------------              --------------------------------
HFE    1c=10mA      45   180                    HFE   1c=10mA     43  250
       Vce=10v                                        Vce=10v
----------------------------------              --------------------------------

----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   45   65   -1                             A1    43   50    -1
---------------------------------             ----------------------------------
A2   65   80   -1 / -2                        A2    50   85    -1 / -2
---------------------------------             ----------------------------------
B1   80   130  -1 / -2                        B1    85   100   -2
---------------------------------             ----------------------------------
B2   130  180  -1 / -2                        B2    100  150   -2 / -3
---------------------------------             ----------------------------------
C1                                            C1    150  200   -3
---------------------------------             ----------------------------------
C2                                            C2    200  250   -3
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

Device:  77J / A3077                                  Device:  78J / B_______
Die Size:  31 x 31 mils                               Die Size:  31 x 31 mils

----------------------------------              --------------------------------
Test   Condition    Min  Max                    Test  Condition   Min Max
----------------------------------              --------------------------------
VBE    1b=10mA           0.9  v                 VBE   1b=10mA         0.9  v
----------------------------------              --------------------------------
ICBO   Vcb=                   nA                ICBO  Vcb=                 nA
----------------------------------              --------------------------------
ICES   Vce=30v           100  nA                ICES  Vce=50v         100  nA
----------------------------------              --------------------------------
IEBO   Vce=4.5v          100  nA                IEBO  Veb=6.3v        100  nA
----------------------------------              --------------------------------
BVCEO  1c=10mA      35        v                 BVCEO 1c=10mA     63       v
----------------------------------              --------------------------------
BVCES  1c=10uA      50        v                 BVCES 1c=10uA     70       v
----------------------------------              --------------------------------
BVEBO  1e=10uA      6.3       v                 BVEBO 1e=10uA     7.0      v
----------------------------------              --------------------------------
HFE    1c=100mA     55   350                    HFE   1c=100mA    55  400
       Vce=1.0v                                       Vce=1.0v
----------------------------------              --------------------------------

----------------------------------              --------------------------------

---------------------------------             ----------------------------------
HFE  HFE  HFE  Order Bin                      HFE   HFE  HFE   Order Bin
Rank min  max                                 Rank  min  max
---------------------------------             ----------------------------------
A1   55   110  -1                             A1    55   110   -1
---------------------------------             ----------------------------------
A2   110  150  -1 / -2                        A2    110  150   -1
---------------------------------             ----------------------------------
B1   150  200  -2                             B1    150  200   -2 / -3
---------------------------------             ----------------------------------
B2   200  250  -2 / -3                        B2    200  250   -2/ -3
---------------------------------             ----------------------------------
C1   250  300  -3                             C1    250  300   -3 / -4
---------------------------------             ----------------------------------
C2   300  350  -3                             C2    300  400   -4
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------
Date   Rev  Comment    Signoff                Date   Rev   Comment    Signoff
---------------------------------             ----------------------------------
1/22/92 A   Issue      E. Keiser              1/22/92 A    Issue      E. Keiser
---------------------------------             ----------------------------------
                                              2/14/9_ B    Changed    E. Keiser
                                                           max HFE
                                                           to 400
                                                           Added Bin
                                                           4
---------------------------------             ----------------------------------

---------------------------------             ----------------------------------

----------------------------------
Test   Condition    Min  Max
----------------------------------
VBE    1b=10mA           0.9  v
----------------------------------
ICBO   Vcb=80v           100  nA
----------------------------------
ICES   Vce=                   nA
----------------------------------
IEBO   Veb=5.2v          100  nA
----------------------------------
BVCEO  1c=10mA      128       v
----------------------------------
BVCES  1c=10uA      130       v
----------------------------------
BVEBO  1e=10uA      7.0       v
----------------------------------
HFE    1c=100mA     55   250
       Vce=1.0v
----------------------------------

----------------------------------

---------------------------------
HFE  HFE  HFE  Order Bin
Rank min  max
---------------------------------
A1   50   80   -1
---------------------------------
A2   80   120  -1 / -2 / -3
---------------------------------
B1   120  160  -1/ -2 / -3
---------------------------------
B2   160  200  -3
---------------------------------
C1   200  250  -3
---------------------------------
C2
---------------------------------

---------------------------------
Date   Rev  Comment    Signoff
---------------------------------
11/22/92 A  Issue      E. Keiser
---------------------------------

---------------------------------

---------------------------------

            Latitude: Exchange of several dedicated NSC and Torex personnel to be in place during the transition. (need to specify an approximate time frame)

            Notes: In addition, both parties agree to hold quarterly review meetings with dedicated personnel from both parties present and alternating meeting site.

            In the event of a crisis, NSC and Torex will maintain the ability to exchange competant personnel at each site within 48 hours to address critical situation.


cc: Louis Yamauchi

                                 ATTACHMENT III

                               BASE LINE PROCESSES

--------------------------------------------------------------------------------
              NSC DEVICE   TOREX DEVICE STANDARD      MAILING DATE  NOTE
                                     NUMBER
--------------------------------------------------------------------------------
TRANSISTORS   74l          A3074                      APRIL 17,
                                                      1992
              ------------------------------------------------------------------
              76J          B3076                      The Date is Not Yet Fixed

              ------------------------------------------------------------------
              77J          A3077                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              78J          B3078                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              79L          B3079                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

--------------------------------------------------------------------------------
Diodes        D3D *        DS76         D41002        ---
--------------------------------------------------------------------------------
              1PC          DS77                       The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              IRC          DS78                       The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              1MC          DS79                       The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    [CHARTS]

--------------------------------------------------------------------------------
              NSC DEVICE   TOREX DEVICE  STANDARD     MAILING DATE  NOTE
                                         NUMBER
--------------------------------------------------------------------------------
TRANSISTORS   05R          D3005H                     APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              05S          D3005L                     APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              06F          D3006                      MARCH 19,
                                                      1992
              ------------------------------------------------------------------
              07T          C3007                      The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              10K *        C3010         H40403            --
              ------------------------------------------------------------------
              11F          C3011                      The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              12R          D3012                      APRIL 17,
                                                      1992
              ------------------------------------------------------------------
              13N          D3013                      APRIL 17,
                                                      1992
              ------------------------------------------------------------------
              16J          C3016                      APRIL 17,
                                                      1992
              ------------------------------------------------------------------
              19T          C3019L        H40404       MARCH 19,
                                                      1992
              ------------------------------------------------------------------
              19U          C3019H        H40405       MARCH 19,
                                                      1992
              ------------------------------------------------------------------
              21K          C3021                      The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              22M          C3022                      The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              23U          C3023         H40406       The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              25P          C3025                      The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              37J          C3037                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              38J          D3038                      APRIL 17,
                                                      1992
              ------------------------------------------------------------------
              39J          D3039                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              42P          C3042                      The Date is Not Yet Fixed
              ------------------------------------------------------------------
              43W          C3043                      The Date is Not Yet
                                                      Fixed.
              ------------------------------------------------------------------
              48T          D3048                      MARCH 19,
                                                      1992
              ------------------------------------------------------------------

              ------------------------------------------------------------------
              61H          B3061                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              62M          A3062                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              63W          A3063         H40003       MARCH 19,
                                                      1992
              ------------------------------------------------------------------
              66R          A3066         H40004       MARCH 19,
                                                      1992
              ------------------------------------------------------------------
              67M          B3067                      APRIL 25,
                                                      1992
              ------------------------------------------------------------------
              68K*         A3068         H40005            --
--------------------------------------------------------------------------------

                                  ATTACHMENT IV

                           QUALIFICATION REQUIREMENTS

                                       AND

                           QUALITY LEVEL REQUIREMENTS

                        CONFIDENTIAL DISCLOSURE AGREEMENT

National Semiconductor Corporation, with a principal place of business at 2900 Semiconductor Drive, Santa Clara, CA, ("Disclosing Party") and TOREX SEMICONDUCTOR LTD. with a principal place of business at 6833 Kinoko, Ibara-City, Okayama 715 Japan , ("Recipient"), mutually agree that certain confidential information of the Disclosing Party, relating to items described on Appendix A, which if furnished by the Disclosing Party to Recipient in written or other tangible form is clearly marked as being confidential or if orally or visually furnished, is identified as being confidential in a writing submitted to the Recipient within thirty (30) days after such oral or visual disclosure shall be considered by the Recipient to be the Confidential Information of the Disclosing Party.

Recipient agrees to maintain the Confidential Information of the Disclosing party received hereunder in confidence utilizing the same degree of care the Recipient uses to protect its own confidential information of a similar nature and to not disclose such information to any third party or to employees of the Recipient without a need to know.

Recipient shall use the Confidential Information received hereunder only for the purposes designated in Appendix A.

Recipient agrees to fully comply with the United States Export Administration Regulations, assuring the Disclosing Party that, unless prior authorization is obtained from the United States Office of Export Administration, Recipient does not intend to and shall not knowingly export or re-export, directly or indirectly, any Confidential Information received hereunder or any product thereof in contradiction of current Export Administration Regulations published by the United States Department of Commerce. The obligations under this paragraph shall survive any termination of this Agreement.

This Agreement shall impose no obligation upon the Recipient with respect to any Confidential Information of the Disclosing Party which (i) is now or which subsequently becomes generally known or available; (ii) is known to the Recipient at the time of receipt of same from the Disclosing Party; (iii) is provided by the Disclosing Party to a third party without restriction on disclosure; (iv) is subsequently rightfully provided to the Recipient by a third party without restriction on disclosure; or (v) is independently developed by the Recipient provided the person or persons developing same have not had access to the Confidential Information of the Disclosing Party.

All written data delivered by Disclosing Party to Recipient pursuant to this Agreement shall be and remain the property of the Disclosing Party, and all such written data, and any copies thereof, shall be promptly returned to the Disclosing Party upon written request, or destroyed at the Disclosing Party's option.

No rights or obligations other than those expressly recited herein are to be implied from this Agreement. No license is hereby granted directly or indirectly under any patent.